Exhibit 99.1

San Francisco November 30, 2010

Robert W. Baird & Co.

2010 Clean Technology Conference

Legal Disclaimer

This presentation may contain statements about future events, outlook, plans, and expectations of Heckmann Corporation (“Heckmann”) all of which are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements include, but are not limited to, statements related to the status of the business, benefits of various current and prospective transactions and business alliances, expansion plans and opportunities, and attempts to enter new and existing markets for the products and services of Heckmann.

These forward-looking statements are based on information available to Heckmann as of the date of this document and current expectations, forecasts and assumptions and involve a number of risks and uncertainties. Accordingly, forward-looking statements should not be relied upon as representing Heckmann’s views as of any subsequent date and Heckmann does not undertake any obligation to update forward-looking statements to reflect events or circumstances after the date they were made. Any statement in this presentation that is not a historical fact may be deemed to be a forward-looking statement. These forward-looking statements rely on a number of assumptions concerning future events that are believed to be reasonable, but are subject to a number of risks, uncertainties and other factors, many of which are outside Heckmann’s control, and which could cause the actual results, performance or achievements of Heckmann to be materially different. While we believe that the assumptions concerning future events are reasonable, we caution that there are inherent difficulties in predicting certain important factors that could impact the future performance or results of our businesses.

Information concerning risks, uncertainties, and additional factors that could cause results to differ materially from those projected in the forward-looking statements is contained in our Annual, Quarterly, and Periodic Current Reports filed with the Securities and Exchange Commission.

Stockholders will also be able to obtain a copy of the presentation, without charge, by accessing our internet website (http://www.heckmanncorp.com) or by directing a request to: Heckmann Corporation, 75080 Frank Sinatra Drive, Palm Desert, California 92211. The presentation can also be obtained, without charge, at the U.S. Securities and Exchange Commission’s internet site (http://www.sec.gov).

What is HEK (Heckmann Corporation) (NYSE: HEK)

We buy and build companies in the water sector

Heckmann Water Resources Corporation

100% ownership of a produced water pipeline and disposal company based in Tyler, Texas

100% ownership of Complete Vacuum and Rental, Inc., (“CVR”) a private oilfield produced water disposal and transport company based in Carthage, Texas (acquisition transaction expected to close in November 2010)

Heckmann Water Solutions, LLC

50% ownership of Energy Transfer Water Solutions JV, LLC, a joint venture between Heckmann Corporation and Energy Transfer Partners, L.P. (NYSE: ETP)

China Water and Drinks, Inc.

100% ownership

One of the largest suppliers of water to Coca Cola in China

405 million bottles produced and sold in 2009

Strategic investments

We own 7% of Underground Solutions Inc., a supplier of PVC pipe with patented technologies

Heckmann Management

Dick Heckmann, Chairman and Chief Executive Officer

Founder and CEO of United States Filter Corporation through growth to annualized revenues of $5 billion and subsequent sale to Vivendi for $8.2 billion; former CEO and Chairman of K2 Inc.

Charles R. Gordon, President and Chief Operating Officer

Former President and CEO of Siemens Water Technologies; various executive positions with United States Filter Corporation

Robert Simonds, Vice Chairman

Seasoned water and wastewater industry financier; principal of Wasserstein Simonds; Los Angeles Metropolitan Water District’ Blue

Ribbon Committee Chair; financier and producer of major motion picture comedies

Brian Anderson, Chief Financial Officer

Various executive positions in finance and business development for K2 Inc. and United States Filter Corporation

Heckmann Water Resources

We constructed and are operating a 50-mile pipeline in the Haynesville Shale in Northeast Texas and Louisiana

The pipeline and network of disposal wells and terminal facilities, combined with CVR, is expected to accommodate potential disposal capacity of 270,000 barrels per day – the largest in East Texas and Western Louisiana

All-inclusive water transport and disposal platform: tanks, trucks, tractors, trailers, pipeline, deep injection disposal wells

Full service model can be economically replicated in other shale gas regions

Expanding combined operations into the Eagle Ford and Barnett Shale areas

Heckmann Saltwater Disposal Pipeline


CVR - Frierson Yard
HWR Booster Station / Terminal
CVR KNOTTY HEAD #2
CVR KNOTTY HEAD SWD #1
CVR - Carthage Yard
CVR LYNCH SWD
HWR 14 in. Mainline
CVR GRACE SWD #1
HWR STRONG SWD
HWR PICKERING SWD #3
HWR PICKERING SWD #2
HWR COOK SWD
CVR GRACE SWD #2
HWR WATSON SWD
HWR HARVCO SWD #2
HWR HARVCO SWD #1
HWR HILL, DWIGHT ET AL SWD
HWR Water Disposal Network Joaquin, TX
Panola County

6

Heckmann Water Resources Customers & Partners

EXCO Resources, Inc

El Paso Corporation

EnCana

BP America

XTO Energy

JW Operating

Coronado Energy E&P Company, LLC.

Maximus Operating, Ltd.

KCS Resources, Inc

Classic Operating Co, LLC.

Select Energy Services, LLC.

Haynesville Shale Pipeline

CVR Acquisition

Leading produced water transportation and disposal company to add substantial disposal and transport capacity to HWR operations in the Haynesville Shale

Transaction expected to close in November 2010 and be immediately accretive to earnings

Heckmann revenues expected to triple post transaction

Combined synergies of HWR and CVR enable expansion into other natural gas shale areas

CVR disposal capacity:

6 active facilities 125,000 barrels/day

4 permitted sites 80,000 barrels/day

HWR disposal capacity:

7 permitted wells 65,000 barrels/day

Total potential disposal capacity = 270,000 barrels/day

The Haynesville Market

3.5 million acres in Louisiana and Texas leased for exploration

Field just developing on a large scale

Roughly 950 shale wells drilled to date

Over 800 new well permits filed in the last 6 months

Compare to 13,000 shale wells in the Barnett Shale (North Texas)

Haynesville has greater estimated gas reserves than Barnett

Multiple drilling zones; lots of fresh water required; lots of water to be produced

The Haynesville Shale Water Opportunities

In Haynesville and Barnett Shales there are over 50,000 depleted wells

Many can be converted to disposal wells

Laws allow produced water to be injected deep into the ground and far below underground drinking water sources

Thousands of 130 barrel capacity trucks transport the water from the producing wells to the disposal wells each day

All in costs run on average from $1.25/barrel to $1.75/barrel depending on distance trucked and diesel costs

HEK pipeline disposal prices average $.85/barrel to $1.25/barrel depending on distance

HEK pipeline could replace over 750 water truck trips per day

Fresh water service opportunities also developing as producer requirements escalate

The Marcellus Shale Water Opportunities

Water laws very stringent

We believe there are less than 50 deep injection disposal wells available

It will be difficult to develop additional injection wells for disposal according to the D.O.E.

Mountainous roadways throughout the region make transporting billions of gallons of water over long distances difficult at best and in many cases just not viable

Spans 15 million acres, 5x the Haynesville / 10x the Barnett

Located largely in rural areas but close to US population centers

4 to 10 times the amount of shale gas when compared to the Haynesville

Opportunities for fresh water services, frac water disposal, treatment plants, recycle-reuse and mobile in-field treatment services

Shale Gas Plays – Lower 48

Source: Energy Information Administration based on data from various published studies Updated: May 28, 2009

The JV Solution

(ETP & HEK)

Encompasses all water services for oil and gas activities, and coal and mining waters (Marcellus, Barnett, Haynesville, Eagle Ford etc.)

Provides access to multiple supply and disposal options

Demand will be at least 285 million barrels per year for frac

Demand for disposal will be 120 million barrels a year and growing with expansion

Provide water pipeline like the HEK Haynesville Pipeline reducing hundreds of thousands of truck trips

Provide reuse/recycled water for fracturing through multiple treatment facilities

Water processing services agreement with large natural gas producer in Pennsylvania; venture is currently testing a new mobile frac water recycling system from leading technology provider to E&P industry

The JV Solution

(ETP & HEK)

ETP/HEK joint venture is proposing to fund and build water infrastructure to gather, process and distribute waters to and from oil and gas well operations and coal and mining operations

The infrastructure is made up of the following components:

Central Purification (CPP)

Pipeline Infrastructure, one for gathering, one for distribution

Water Transfer Terminals (in-field drop off and storage for produced, flow back, fresh, and recycled water)

Waters that JV will accept from the customer

Frac Waters

Produced Waters

Drilling and Mining Waters

Waters that JV will provide to the customer

Fresh/CBM Water – Filtered

Recycled Water – Non Damaging, Filtered

Fresh and Recycled Water for Fracturing

China Water

We exited the “SPAC” category with the purchase of China Water in November 2008

Initially a troubled deal with insiders involved in serious accounting irregularities, so as part of the acquisition we held back the stock of the China Water insiders

Recovered 17 million shares and are in litigation to recover another 8.7 million shares

In 2009, China Water was written down to $26 million dollars

It is now profitable

Bottled water manufacturing and distribution, branding, OEM/private label, and marketing services for half liter and carboy size bottles

Branded bottled water products under its own brands Absolutely Pure and Grand Canyon

Flavored water products under its own brand HOWMAX

Marketing and distribution services for brands imported into China

HECKMANN

CORPORATION

China Water Footprint

Changchun

Shangdong

Xian

Changsha

Guangzhou & Grand Canyon

Nanning

Total realistic capacity taking into consideration seasonal and other factors

900 Million Bottles Annually

405 Million sold in 2009

Facilities highlights

First-rate 5-stage filtration and purification process

Plants are independently audited for

Quality control

Compliance in procedures

Standards

Hygiene

Fully integrated and automated production process

All facilities meet government hygiene standards

Meets Coca-Cola’s high standards

HECKMANN

CORPORATION

China Water Products & Customers

Bottled water (350 mL – 1,500 mL)

Carboy size water (18.9L)

Revenue by product line

21%

79%

Bottled Water

Carboy size

Revenue by brand

23%

14%

63%

Coke

OEM

Own Brands

OEM

Coca-Cola® in China (2008 Olympics Supplier)

Uni-President® (Taiwan)

JianLiBao® (China)

Great Nature (China)

Private Label

Provides total solution, including bottle design, production, packaging and delivery

Supplies to Sands Macau Casino

HOWMAX

Private-label fruit flavored beverage products

New product launched in second quarter 2010

HECKMANN

CORPORATION

Icelandic Glacial Water

China Water established a distribution agreement with Icelandic Water Holdings, producers of an award-winning natural spring water branded as “Icelandic Glacial,” targeting the premium bottled water category

Signed a distribution agreement for Icelandic Glacial water in 2010

Distributed in the US by Anheuser-Busch InBev

HECKMANN

CORPORATION

Heckmann Corporation and Subsidiaries Consolidated Balance Sheets – Assets

(In Thousands)

September 30,

2010

ASSETS(unaudited)

Current Assets

Cash and cash equivalents $ 148,530

Certificates of deposit 10,463

Marketable securities 55,944

Accounts receivable, net 7,232

Inventories, net 1,908

Prepaid expenses and other receivables 1,881

Refundable income tax 3,489

Other current assets 405

Total current assets 229,852

Property, plant and equipment, net 56,912

Marketable securities 9,705

Equity investments 7,383

Intangible assets, net 22,253

Goodwill 13,598

Other 211

TOTAL ASSETS $ 339,914

HECKMANN

CORPORATION

Heckmann Corporation and Subsidiaries

Consolidated Balance Sheets – Liabilities and Equity

(In Thousands)

LIABILITIES AND EQUITY

Current Liabilities

Accounts payable $ 15,750

Deferred revenue 399

Accrued expenses 16,543

Current portion of long-term debt 939

Due to related parties 542

Deferred income taxes -

Total current liabilities 34,173

Acquisition consideration payable 1,910

Long-term debt, net of current portion -

Other long-term liabilities 4,077

Equity:

Preferred stock, $0.001 par value, 1,000,000 shares authorized; no shares issued or outstanding -

Common stock, $0.001 par value: 500,000,000 authorized, 125,432,075 shares issued and 108,899,985 shares outstanding at September 30, 2010 and 125,282,740 shares issued and 108,750,650 shares 124 outstanding at December 31, 2009

Additional paid-in capital 746,726

Purchased warrants(6,844)

Treasury stock(14,000)

Accumulated deficit(428,005)

Accumulated other comprehensive income 254

Total equity of Heckmann Corporation 298,255

Noncontrolling interest 1,499

TOTAL EQUITY 299,754

TOTAL LIABILITIES AND EQUITY $ 339,914

HECKMANN

CORPORATION

Water Issues – Key Takeaways

We know that water issues are key to the development of energy;

We know that shale gas development depends on the issues around water being solved;

We know who the big oil and gas companies are; and

We know who the big pipeline companies are.

Who’s the Big Water Company

HECKMANN

CORPORATION

Contact Us

Investor Relations Contact:

Kristen McNally

The Piacente Group, Inc. Tel. +1 212 481 2050 heckmann@tpg-ir.com

NYSE: HEK

HECKMANN

CORPORATION